SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 18, 1997

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


        Delaware                1-10176          36-3627010
(State of other jurisdiction  (Commission       (IRS Employer
     of incorporation)        File Number)     Identification No.)



100 Field Drive, Lake Forest, Illinois                      60045
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (847) 295-8600





                                       N/A
          (Former name or former address, if changed since last report)



Item 4.   Changes in Registrant's Certifying Accountant.

     On February 18, 1997, Mercury Finance Company (the "Company") advised KPMG Peat Marwick LLP ("KPMG") that the Company was discontinuing KPMG's services as the Company's independent accountants and was engaging Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountants. The decision to discontinue KPMG and to engage Arthur Andersen was approved by the Audit Committee of the Board of Directors as well as by the Board of Directors as a whole.

     On January 29, 1997, the Company announced the discovery of accounting irregularities with respect to previously reported results for fiscal years 1993 through 1996. Results for 1996 had recently been announced by the Company, but KPMG had not completed its audit of the 1996 financial statements. In connection with KPMG's incomplete audit, KPMG advised the Company that information had come to its attention that the Company's previously announced unaudited results for 1996 were materially misstated. In addition, KPMG advised the Company that information had come to its attention that materially impacted the fairness and reliability of the Company's previously issued 1995 financial statements and the related audit report. KPMG further informed the Company that information had come to its attention that, subject to further investigation, may have caused KPMG to have been unwilling to rely on representations of management employed at the time of discovery of the accounting irregularities. As a result of its dismissal, KPMG did not complete such further investigation.

       KPMG's reports on the financial statements of the Company for the fiscal years ended December 31, 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     To the knowledge of the present executive management and the Board of Directors of the Company, in connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1994 and 1995, and in the subsequent interim period, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its reports.

     Arthur Andersen has been and continues to be engaged by legal counsel to the Special Committee of the Board of Directors in connection with the investigation of the previously announced accounting irregularities at the Company.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          16. Letter dated February 25, 1997, from KPMG Peat Marwick LLP to the Securities and Exchange Commission.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mercury Finance Company

Date:  February 25, 1997      By:  /s/ Bradley S. Vallem
                              Its:  Assistant Vice President
                                    and Treasurer